SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 3, 1998
--------------------------------------------------------------------------------


                             FORT JAMES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

         1-7911                                         54-0848173
--------------------------------------------------------------------------------
(Commission File Number)                   (IRS Employer Identification Number)


                  120 Tredegar Street, Richmond, Virginia 23219
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (804) 644-5411
--------------------------------------------------------------------------------

Item 5. Other Events.

         On February 3, 1998, Fort James Corporation ("Fort James" or the "Company") published a press release announcing the Company's results for the fourth quarter and year ended December 28, 1997. The Company published its consolidated condensed balance sheets as of December 28, 1997, and December 29, 1996, its consolidated statements of operations for the quarters (13 weeks) and years (52 weeks) ended December 28, 1997, and December 29, 1996, its consolidated statements of cash flows for the years ended December 28, 1997, and December 29, 1996, and certain segment information for the years ended December 28, 1997, and December 29, 1996. A copy of the press release, which includes the consolidated financial statements, is filed herewith as Exhibit 99.

Item 7.  Financial Statements and Exhibits

(c) 99 Press release dated February 3, 1998, published by the registrant - filed herewith.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       FORT JAMES CORPORATION



                                      By:  /s/ William A. Paterson
                                           William A. Paterson
                                           Senior Vice President and Controller
                                           (Principal Accounting Officer)


Date:  February 2, 1998